OPPENHEIMER LIMITED TERM CALIFORNIA

MUNICIPAL FUND

Prospectus Supplement dated December 10, 2008

to the Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Limited Term California Municipal Fund (the “Fund”) dated November 28, 2008. The Prospectus is revised as follows:

1.	The section titled “DISTRIBUTION AND SERVICE (12b-1) PLANS – Service Plan for Class A Shares,” on page 42, is deleted in its entirety and replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

2.

The first paragraph in the section titled “DISTRIBUTION AND SERVICE (12b-1) PLANS – Distribution and Service Plans for Class B and Class C Shares,” on page 42, is deleted in its entirety and replaced with the following:

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

December 10, 2008                                                                                                       PS0801.007